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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22,
1995

                        MERIDIAN BANCORP, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania               0-12364           23-2237529
 (State or other jurisdiction   (Commission       (IRS Employer
      of incorporation)         File Number)       Ident. No.)

   35 North Sixth Street, Reading, Pennsylvania        19601
    (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (610) 655-2000

                                N/A
 (Former name or former address, if changed since last report.)
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Item 5.   Other Events.

     On September 22, 1995, Meridian Bancorp, Inc. issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press release of Meridian Bancorp, Inc., dated
               September 22,  1995.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MERIDIAN BANCORP, INC.

Dated:  September 22, 1995

                              By/s/ David E. Sparks
                                   David E. Sparks
                                   Vice Chairman and Chief
                                   Financial Officer
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                          EXHIBIT INDEX

Exhibit Number

     99.1      Press release of Meridian
               Bancorp, Inc., dated September 22, 1995.